                                    SCHEDULE
                                     to the
                                MASTER AGREEMENT

                         dated as of ____________, _____

                                     between

         JPMorgan Chase Bank                                         ("Party A")

         and

         Perpetual Trustees Consolidated Limited (ABN 81 004 029 841)
         in its capacity as trustee of the Crusade Global Trust No. 2
         of 2003                                                     ("Party B")

         and

         Crusade Management Limited (ABN 90 072 715 916)             ("Manager")


                                     PART 1

                TERMINATION PROVISIONS AND CERTAIN OTHER MATTERS
                ------------------------------------------------

(1) "SPECIFIED ENTITY" is not applicable in relation to Party A and Party B.

(2)      "SPECIFIED TRANSACTION" will have the meaning specified in Section 14.

(3)      (i)      Sections 5(a)(ii), (iii), (iv), (v), (vi), 5(b)(iii) and (iv)
                  will not apply to Party A or Party B.

         (ii)     Replace Section 5(a)(i) with:

                  "(i) FAILURE TO PAY OR DELIVER. Failure by the party to make when due any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied at or before 10.00am on the tenth Local Business Day after the due date;"

         (iii) Section 5(b)(ii) will not apply to Party A as the Affected Party (subject to Part 5(12)(iii) of this Schedule).


(4) The "BANKRUPTCY" provisions of Section 5(a)(vii) are replaced by "An Insolvency Event under the Security Trust Deed has occurred in respect of Party A or Party B (the party the subject of the Insolvency Event will be the Defaulting Party); or ". In relation to Party A, the events described in the definition of Insolvency Event (under the Security Trust Deed) shall apply to it as if Party A was a relevant corporation referred to in that definition. The occurrence of an Insolvency Event under the Security Trust Deed in respect of Party B in its personal capacity will not constitute an Event of Default provided that within thirty Local Business Days of that occurrence, Party A, Party B and the Manager are able to procure the novation of this Agreement and all Transactions to a third party in respect of which the Designated Rating Agencies confirm that the novation will not cause a reduction or withdrawal of the rating of the Notes, and Party A and Party B agree to execute such a novation agreement in standard ISDA form.


--------------------------------------------------------------------------------
                                                                          Page 1

(5)      The "AUTOMATIC EARLY TERMINATION" provisions of Section 6(a):

         will not apply to Party A.
         will not apply to Party B.

(6)      PAYMENTS ON EARLY TERMINATION.  For the purpose of Section 6(e) of this
         Agreement:

         (i)      Market Quotation (as amended by Part 5(18)(b)) will apply; and

         (ii)     the Second Method will apply.

(7) "TERMINATION CURRENCY" means the currency selected by the party which is not the Defaulting Party or the Affected Party, as the case may be, or where there is more than one Affected Party the currency agreed by Party A and Party B. However, the Termination Currency shall be one of the currencies in which payments are required to be made in respect of Transactions. If the currency selected is not freely available, or where there are two Affected Parties and they cannot agree on a Termination Currency, the Termination Currency shall be United States Dollars.

(8)      "ADDITIONAL TERMINATION EVENT" means:

         (i) An Event of Default (as defined in the Security Trust Deed) occurs and the Security Trustee has declared, in accordance with the Security Trust Deed, the Notes immediately due and payable (and Party B is the Affected Party);

         (ii) Party B becomes obliged to make a withholding or deduction in respect of any Notes and the Notes are redeemed as a result (and Party B is the Affected Party). Notwithstanding Section 6(b)(iv) of the Agreement, as a result thereof, Party B must, at the direction of the Manager, give a notice designating an Early Termination Date in respect of this Agreement and all Transactions.




--------------------------------------------------------------------------------
                                                                          Page 2

                                     PART 2
                                     ------
                               TAX REPRESENTATIONS
                               -------------------

(1)      PAYER TAX REPRESENTATIONS

         For the purpose of Section 3(e) of the Agreement, Party A and Party B will make the following representations:

         It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

         (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement;

         (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii); and

         (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement,

         provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) of the Agreement by reason of material prejudice to its legal or commercial position.


(2)      PAYEE TAX REPRESENTATIONS

         For the purpose of Section 3(f) of this Agreement:

         Party A makes the following representation:

         None

         Party B makes the following representations:

         (i) Crusade Global Trust No.2 of 2003 is a non-U.S. branch of a foreign person for U.S. federal income tax purposes; and

         (ii)     Crusade Global Trust No. 2 of 2003 is not a bank.




--------------------------------------------------------------------------------
                                                                          Page 3

                                     PART 3
                                     ------

                         AGREEMENT TO DELIVER DOCUMENTS
                         ------------------------------

For the purpose of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents:

(a)

        Trustee            Two complete and accurate United          (1) Upon execution and delivery of       Yes
                           States Revenue Form W-8BEN (or any        this Agreement, (2) promptly upon
                           applicable successor forms), in a         reasonable demand by Party A and
                           manner reasonably satisfactory to         (3) promptly upon learning that any
                           Party A                                   such form previously provided has
                                                                     become obsolete or incorrect.

  Party B or Manager       Two complete and accurate United          (1) Upon execution and delivery of       Yes
                           States Revenue Form W-8IMY (or any        this Agreement, (2) promptly upon
                           applicable successor forms), with         reasonable demand by Party A and
                           respect to Crusade Global Trust No.       (3) promptly upon learning that any
                           2 of 2003, in a manner reasonably         such form previously provided has
                           satisfactory to Party A                   become obsolete or incorrect.

(b)


PARTY REQUIRED TO
DELIVER DOCUMENT                FORM/DOCUMENT/CERTIFICATE              DATE BY WHICH TO BE        COVERED BY SECTION
                                                                            DELIVERED           3(D) REPRESENTATION


         Manager           Legal opinions as to the validity         Upon execution and delivery of           No
                           and enforceability of the                 this Agreement
                           obligations of Party B and the
                           Manager under this Agreement, the
                           Trust Deed, the Security Trust Deed
                           and the Notes in form and substance
                           and issued by legal counsel
                           reasonably acceptable to Party A

  Party A and Party B      Certified copies of all corporate         Upon execution and delivery of this      Yes
                           authorisations (to be certified by        Agreement
                           an Authorised Officer of the
                           relevant party) and any other
                           documents with respect to the
                           execution, delivery and performance
                           of this Agreement



--------------------------------------------------------------------------------
                                                                          Page 4



  Party A and Party B      Certificate of authority and              Upon execution and delivery of this      Yes
                           specimen signatures of individuals        Agreement and thereafter upon
                           executing this Agreement,                 request of the other party
                           Confirmations and each Credit
                           Support Document (as applicable)




























--------------------------------------------------------------------------------
                                                                          Page 5

                                     PART 4
                                     ------

                                  MISCELLANEOUS
                                  -------------

(1)      ADDRESS FOR NOTICES.  For the purpose of Section 12(a) of this
         Agreement:

         (a)      Address for notice or communications to Party A:

                  Any notice relating to a particular Transaction shall be delivered to the address or facsimile or telex number specified in the Confirmation of such Transaction. Any notice delivered for purposes of Sections 5 and 6 of this Agreement shall be delivered to the following address:

                  JPMorgan Chase Bank
                  Attention: Legal Department - Capital Markets Group 270 Park Avenue, 40th Floor
                  New York, New York 10017-2070
                  Facsimile No.  (212) 270-7468
                  Telex:  232337;  Answerback:  CBC UR

                  Copy to

                  JPMorgan Chase Bank
                  Attention: Legal Department - Capital Markets Group Level 26 Grosvenor Place
                  225 George Street
                  Sydney  NSW  2000
                  Facsimile No.  (612) 9220 3107

                  Address for notice or communications to Party B:

                  Level 7, 9 Castlereagh Street, Sydney  NSW  2000
                  Attention:        Manager, Securitisation
                  Telephone:        (02) 9229 9000
                  Facsimile:        (02) 9221 7870
                  Telex:            N/A


                  Address for Notices to the Manager:
                  Level 12, 55 Market Street, Sydney  NSW  2000
                  Attention:        Middle Office Compliance Manager
                  Telephone:        (03) 9320 5526
                  Facsimile:        (03) 9320 5589
                  Telex:            N/A

(2)      PROCESS AGENT.  For the purpose of Section 13(c):

         Party A appoints as its Process Agent: JPMorgan Chase Bank, London address.
         Party B appoints as its Process Agent: CT Corporation, 111 Eighth Avenue, 13th Floor, New York NY 10011.
         Phone:  212 590 9100.  Fax:  212 590 9190

(3)      OFFICES. The provisions of Section 10(a) will apply to this Agreement.

(4)      MULTIBRANCH PARTY. For the purpose of Section 10 of this Agreement:

         Party A is a Multibranch Party and may act through any Office specified in a Confirmation.



--------------------------------------------------------------------------------
                                                                          Page 6

         Party B is not a Multibranch Party

(5) CALCULATION AGENT. The Calculation Agent is Party A, unless otherwise specified in a Confirmation in relation to the relevant Transaction.

(6)      CREDIT SUPPORT DOCUMENTS.

         (i)      In relation to Party A: Nil
         (ii)     In relation to Party B: Security Trust Deed

(7)      CREDIT SUPPORT PROVIDER.

         Not Applicable.

(8) GOVERNING LAW: This Agreement and each Confirmation will be governed by, and construed and enforced in accordance with, the laws of England and Wales.

(9)      NETTING OF PAYMENTS. Section 2(c)(ii) of this Agreement will not apply.


(10) "AFFILIATE" will have the meaning specified in Section 14 of this Agreement.

(11) All payments to be made to Party B under this Agreement by Party A must be made to the US$Account. Any payment so made will, to the extent of that payment, satisfy the relevant party's obligation to Party B in respect of that payment.

















--------------------------------------------------------------------------------
                                                                          Page 7

                                     PART 5
                                     ------

                                OTHER PROVISIONS
                                ----------------


(1)      In Section 2(a)(i) add the following sentence:

                  "Each payment will be by way of exchange for the corresponding payment or payments payable by the other party."

(2) In Section 2(a)(ii), after "freely transferable funds" add the words and "free of any set-off, counterclaim, deduction or withholding (except as expressly provided in this Agreement).

(3)      Insert new Sections 2(a)(iv) and 2(a)(v) as follows:

         (a) The condition precedent in Section 2(a)(iii)(1) does not apply to a payment or delivery due to be made to a party if it has satisfied all its payment and delivery obligations under
                  Section 2(a)(i) of this Agreement and has no future payment or delivery obligations, whether absolute or contingent under
                  Section 2(a)(i).

         (b)      Where:

                  (i) payments are due pursuant to Section 2(a)(i) by Party A to Party B (the "PARTY A PAYMENT") and by Party B to Party A (the "PARTY B PAYMENT") on the same day; and

                  (ii) the Security Trust Deed has become, and remains at that time, enforceable.

                  then Party A's obligation to make the Party A Payment to Party B shall be subject to the condition precedent (which shall be an "applicable condition precedent" for the purpose of Section 2(a)(iii)(3)) that Party A first receives either:

                  (iii)    the Party B Payment; or

                  (iv) confirmation from Party B's bank that it holds irrevocable instructions to effect payment of the Party B Payment and that cleared funds are available to make that payment."


(4)      Add the following new sentence to Section 2(b):

                  "Each new account so designated must be in the same tax jurisdiction as the original account."

(5) Delete the word "if" at the beginning of Section 2(d)(i)(4) and insert the following words instead:

                  "if and only if X is Party A and";

(6) In Section 2(d)(ii) insert the words "(if and only if Y is Party A)" after the word then at the beginning of the last paragraph. Party B will have no obligation to pay any amount to Party A under Section 2(d)(ii), and may make any payment under or in connection with this Agreement net of any deduction or withholding referred to in Section 2(d)(i).

(7) WAIVER OF JURY TRIAL. Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Agreement or any Credit Support Document. Each party (i) certifies that no representative, agent or attorney of the other party or any Credit Support Provider has represented, expressly or otherwise, that such other party would not, in the event of such a suit, action or proceeding, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other party have been



--------------------------------------------------------------------------------
                                                                          Page 8
         induced to enter into this Agreement and provide for any Credit
         Support Document, as applicable, by, among other things, the mutual waivers and certifications in this Section.

(8) TELEPHONIC RECORDING. Each party (i) consents to the recording of the telephone conversations of trading, marketing and operations personnel of the parties and their Affiliates in connection with this Agreement or any potential Transaction and (ii) agrees to obtain any necessary consent of, and give notice of such recording to, such personnel of it and its Affiliates.

(9) FURTHER REPRESENTATIONS. Party B represents to Party A (which representations will be deemed to be repeated by Party B on each date on which a Transaction is entered into) that:

         (a) TRUST VALIDLY CREATED. The Trust has been validly created and is in existence at the date of this Agreement.

         (b) SOLE TRUSTEE. Party B has been validly appointed as trustee of the Trust and is presently the sole trustee of the Trust.

         (c) NO PROCEEDINGS TO REMOVE. No notice has been given to Party B and to Party B's knowledge no resolution has been passed, or direction or notice has been given, removing Party B as trustee of the Trust.

         (d) POWER. Party B has power under the Trust Deed to enter into this Agreement and the Security Trust Deed in its capacity as trustee of the Trust.

         (e) GOOD TITLE. Party B is the equitable owner of the assets of the Trust and has power under the Trust Deed to mortgage or charge them in the manner provided in the Security Trust Deed and, subject only to the Trust Deed, the Security Trust Deed and any Security Interest permitted under the Trust Deed, as far as Party B is aware, those assets are free from all other Security Interests.


 (10) CONTRACTING AS PRINCIPAL Party A will enter into all Transactions as principal and not otherwise and Party B will enter into all Transactions in its capacity as trustee of the Trust and not otherwise."

(11) CONFIRMATIONS. For the purposes of Section 9(e)(ii) Party B (either itself or through the Manager) will, on or promptly after the relevant Trade Date, send Party A a Confirmation confirming that Transaction and Party A must promptly then confirm the accuracy of and sign and return or request the correction of such Confirmation. Notwithstanding the provisions of Section 9(e)(ii), each Confirmation in respect of a Transaction which is confirmed by electronic messaging system, an exchange of telexes or an exchange of facsimiles will be further evidenced by an original Confirmation signed by the parties, however any failure to sign an original Confirmation will not affect the validity or enforcement of any Swap Transaction.

(12)     Add a new Section 6(aa):

         "(aa)    RESTRICTED TERMINATION RIGHTS

                  (i) TERMINATION BY PARTY B: Party B must not designate an Early Termination Date without the prior written consent of the Note Trustee.

                  (ii) CONSULTATION: Each party may only designate an Early Termination Date following prior consultation with the other party as to the timing of the Early Termination Date. Subject to its duties under the Trust Deed and the Supplementary Terms Notice, Party B may exercise any rights in its capacity as holder of the Purchased Receivables only on the instructions of the Note Trustee and only after consultation between Party A and the Note Trustee.

                  (iii)   PARTY A'S LIMITED RIGHTS IN RELATION TO TAX EVENT:


--------------------------------------------------------------------------------
                                                                          Page 9

                           (a) Notwithstanding Part 1(3)(iii) of this Schedule, Party A may designate an Early Termination Date if it is an Affected Party following a Tax Event but only if all Notes will be redeemed at their Invested Amount (or, if the Noteholders by Extraordinary Resolution have so agreed, at their Stated Amount) together with accrued interest to (but excluding) the date of redemption.

                           (b) If a Tax Event occurs where Party A is the Affected Party and Party A is unable to transfer all its rights and obligations under this Agreement and each Transaction to an Affiliate pursuant to Section 6(b)(ii), Party A may, at its cost, transfer all its rights, powers and privileges and all its unperformed and future obligations under this Agreement and each Transaction to any person provided that:

                                   (A)      each Designated Rating Agency has
                                            confirmed in writing that the
                                            transfer will not result in a
                                            reduction, qualification or
                                            withdrawal of the credit ratings
                                            then assigned by them to the
                                            relevant Notes; and

                                   (B)      that person has a long term credit
                                            rating assigned by each of the
                                            Designated Rating Agencies of at
                                            least the long term credit rating
                                            assigned by that Designated Rating
                                            Agency to Party A as at the date of
                                            this Agreement and the Standby Swap
                                            Provider provides its written
                                            consent to the transfer.

                  (iv) TRANSFER WHERE PARTY B DOES NOT GROSS-UP: If any payment by Party B to Party A under this Agreement is, or is likely to be, made subject to any deduction or withholding on account of Tax, the Manger on behalf of Party B will endeavour to procure the substitution of Party B as principal obligor under this Agreement in respect of each affected Transaction of a Party B incorporated in another jurisdiction approved by Party A, and the Note Trustee and in respect of which the Designated Rating Agencies confirm that the substitution will not cause a reduction or withdrawal of the rating of Notes".

(n) In Section 6(b)(ii), add the words "so long as the transfer in respect of that Transaction would not lead to a rating downgrade of any rated debt of Party B that is secured under the Security Trust Deed" after the words "ceases to exist" at the end of the first paragraph.

(o) In Section 6(e), delete the sentence "The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off." At the end of the first paragraph.

(p)      Section 12 is amended as follows:

         (i) In Section 12(a), insert "and settlement instructions requiring payment to an entity other than the original counterparty" after "Section 5 or 6" in line 2.

         (ii)     Section 12(a)(iii) is replaced with:

                  "(iii) if sent by facsimile transmission, on the date a transmission report is produced by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient notified for the purpose of this Section, unless the recipient notifies the sender within one Local Business Day of the facsimile being sent that the facsimile was not received in its entirety and in legible form."


(13) RELATIONSHIP BETWEEN PARTIES. The following representation shall be inserted as a new Section 3(g) of this Agreement:


--------------------------------------------------------------------------------
                                                                         Page 10

         "(g)   RELATIONSHIP BETWEEN PARTIES. Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

                  (i) NON-RELIANCE. It is acting for its own account (in the case of Party B as trustee of the Trust), and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment (and in the case of Party B, also on the judgment of the Manager) and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

                  (ii) ASSESSMENT AND UNDERSTANDING. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes (in the case of Party B, subject to section (1)), the risks of that Transaction.

                  (iii) STATUS OF PARTIES. The other party is not acting as a fiduciary for or an adviser to it in respect of that Transaction (other than in the case of Party B, the Manager)."

(14) ISDA DEFINITIONS. Reference is hereby made to the 2000 ISDA Definitions (the "2000 Definitions") and the 1998 FX and Currency Option Definitions (the "FX Definitions") (collectively the "ISDA Definitions") each as published by the International Swaps and Derivatives Association, Inc., which are hereby incorporated by reference herein. Any terms used and not otherwise defined herein which are contained in the ISDA Definitions shall have the meaning set forth therein.

(15) SCOPE OF AGREEMENT. Notwithstanding anything contained in this Agreement to the contrary, any transaction which may otherwise constitute a "Specified Transaction" for purposes of this Agreement which has been or will be entered into between the parties shall constitute a "Transaction" which is subject to, governed by, and construed in accordance with the terms of this Agreement, unless any Confirmation with respect to a Transaction entered into after the execution of this Agreement expressly provides otherwise.

(16) INCONSISTENCY. In the event of any inconsistency between any of the following documents, the relevant document first listed below shall govern: (i) a Confirmation; (ii) the Schedule and an ISDA Credit Support Annex (as applicable); (iii) the ISDA Definitions; and (iv) the printed form of ISDA Master Agreement and ISDA Credit Support Annex (as applicable). In the event of any inconsistency between provisions contained in the 2000 Definitions and the FX Definitions, the FX Definitions shall prevail.

(17) CONSULTATION. Each party may only designate an Early Termination Date following prior consultation with the other party as to the timing of the Early Termination Date. Subject to its duties under the Trust Deed and the Supplementary Terms Notice, Party B may exercise any rights in its capacity as holder of the Purchased Receivables only in accordance with the Transaction Documents.


(18)     Section 14 of the Agreement is modified as follows :

         (a)      New definitions are inserted as follows:


--------------------------------------------------------------------------------
                                                                         Page 11

                  "FUTURE OBLIGATIONS" means all payment or delivery obligations (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) of a party under Section 2(a)(i) in respect of a Terminated Transaction or group of Terminated Transactions, that would, but for the occurrence of the relevant Early Termination Date, have been required after that date. (For this purpose, Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included).

                  `SECURITY TRUST DEED" means the Security Trust Deed dated on or about the date of this Agreement between Party B as issuing trustee, Crusade Management Limited as Manager, P.T. Limited as security trustee and Wilmington Trust Company as note trustee.

                  "TRUST DEED" means the Master Trust Deed dated 14 March 1998 as amended by the Crusade Global Trust No. 2 of 2003 Supplementary Terms Notice dated on or about the date of this Agreement between (amongst others) Party B, St.George Bank Limited and the Manager ("SUPPLEMENTARY TERMS NOTICE") and each of the following expressions has the meanings given to them in the Trust Deed and the Supplementary Terms Notice.


                  "AGENCY AGREEMENT"
                  "ASSET"
                  "CLASS A NOTES"
                   "BANK"
                  "CURRENCY SWAP"
                  "DESIGNATED RATING AGENCY"
                  "EXTRAORDINARY RESOLUTION"
                  "FINAL MATURITY DATE"
                  "HEDGE AGREEMENT"
                  "INSOLVENCY EVENT"
                  "INVESTED AMOUNT"
                  "MORTGAGED PROPERTY"
                  "NOTES"
                  "NOTEHOLDER"
                  "NOTE TRUSTEE"
                  "PRINCIPAL PAYING AGENT"
                  "PURCHASED RECEIVABLES"
                  "SECURITY TRUST DEED"
                  "SECURITY TRUSTEE"
                  "STATED AMOUNT"
                  "SUPPORT FACILITY PROVIDER"
                  "TRUST"
                  "TRUST EXPENSE"

         (b)      The definition of "Market Quotation" is replaced with:

                  "MARKET QUOTATION" means with respect to one or more Terminated Transactions and a party making the determination, an amount determined on the basis of quotations from Reference Market-makers. Each quotation will take into account any existing Credit Support Documents with respect to the obligations of such party.

                  Each quotation will be determined as either the amount, if any, that would be paid to such party (expressed as a negative number) or by such party (expressed as a positive number) in consideration of an agreement between such party and the quoting Reference Market-maker to enter into a transaction (the "Replacement Transaction") that would have the effect of preserving for such party the economic equivalent of the Future Obligations of



--------------------------------------------------------------------------------
                                                                         Page 12
                  both parties, and where applicable (but without limiting the foregoing) the present value of the difference or the differences on each Scheduled Payment Date that would have occurred after the Early Termination Date between (a) the Future Obligations of the other party to the Terminated Transaction or Termination Transactions and (b) the obligations that a quoting Reference Market-maker would have under a transaction ("Replacement Transaction") that would preserve for the party making the determination that party's Future Obligations, with such present value being positive if (a) is greater than (b) and negative if (a) is less than
                  (b).

                  The Replacement Transaction would be subject to such documentation as such party and the Reference Market-maker may, in good faith, agree. The party making the determination (or its agent) will request each Reference Market-maker to provide it's quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination Date. The day and time as of which the quotation or quotations are to be obtained will be selected in god faith by the party obliged to make a determination under Section 6(e), and, if each party is so obliged, after consultation with the other.

                  If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values. If exactly three such quotations are provided, the Market Quotation will be the quotation remaining after disregarding the highest and lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If fewer than three quotations are provided, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Terminated Transactions cannot be determined."

         (c) TRUST DEED AND SECURITY TRUST DEED: The parties acknowledge and agree and for the purposes of the Trust Deed and Security Trust Deed

                  (i) all Transactions under this Agreement are "Hedge Agreements";

                  (ii)   Party A is a "Support Facility Provider",


(19)     New Sections 15, 16 and 17 are added as follows:

         "15.     PARTY B PROVISIONS

                  (a)    (A)       General

                         Clause 30 of the Trust Deed applies to the obligations and liabilities of Party B under this agreement. Clause 16 of the Security Trust Deed applies to govern Party A's priority to monies received from the sale of Assets of the Trust or other enforcement of the Charge under the Security Trust Deed (as defined in the Security Trust Deed).

                         (B)       Limitation of Party B's Liability

                         (1) Party B enters into this agreement only in its capacity as trustee of the Trust and in no other capacity (except where the Transaction Documents provide otherwise). Subject to paragraph (3) below, a liability arising under or in connection with this agreement or the Trust can be enforced against Party B only to the extent to which it can be satisfied out of the assets and property of the Trust which are available to satisfy the right of Party B to be exonerated or indemnified for the liability. This limitation of Party B's liability applies despite any other provision of this agreement and extends to all liabilities and obligations of Party B in any way connected with any representation, warranty,


--------------------------------------------------------------------------------
                                                                         Page 13
                                   conduct, omission, agreement or transaction related to this agreement or the Trust.

                         (2) Subject to subparagraph (3) below, no person (including any Relevant Party) may take action against Party B in any capacity other than as trustee of the Trust or seek the appointment of a receiver (except under this agreement), or a liquidator, an administrator or any similar person to Party B or prove in any liquidation, administration or arrangements of or affecting Party B.

                          (3) The provisions of this section 15 shall not apply to any obligation or liability of Party B to the extent that it is not satisfied because under a Transaction Document or by operation of law there is a reduction in the extent of the Party B's indemnification or exoneration out of the Assets of the Trust as a result of the Party B's fraud, negligence, or Default.

                         (4) It is acknowledged that the Relevant Parties are responsible under the Transaction Documents for performing a variety of obligations relating to the Trust. No act or omission of Party B (including any related failure to satisfy its obligations under this agreement) will be considered fraud, negligence or Default of Party B for the purpose of subparagraph (3) above to the extent to which the act or omission was caused or contributed to by any failure by any Relevant Party or any person who has been delegated or appointed by Party B in accordance with this agreement or any other Transaction Document to fulfil its obligations relating to the Trust or by any other act or omission of a Relevant Party or any such person.

                         (5) In exercising their powers under the Transaction Documents, each of Party B, the Security Trustee and the Noteholders must ensure that no attorney, agent, delegate, receiver or receiver and manager appointed by it in accordance with this agreement has authority to act on behalf of Party B in a way which exposes Party B to any personal liability and no act or omission of any such person will be considered fraud, negligence, or Default of Party B for the purpose of subparagraph (3) above.

                         (6) In this clause, RELEVANT PARTIES means each of the Manager, the Servicer, the Calculation Agent, the Note Registrar, each Paying Agent, the Note Trustee, and the provider of a Support Facility.

                         (7)       Nothing in this clause limits the
                                   obligations expressly imposed on Party B under the Transaction Documents.



                  (b)    Nothing in paragraph (a) limits Party A in:

                         (i) obtaining an injunction or other order to restrain any breach of this
                                   Agreement by Party B;

                         (ii)      obtaining declaratory relief; or

                         (iii) in relation to its rights under the Security Trust Deed.

                  (c) Except as provided in paragraphs (a) and (b), Party A shall not

                         (i) (JUDGMENT) obtain a judgment for the payment of money or damages by Party B;


--------------------------------------------------------------------------------
                                                                         Page 14

                         (ii) (STATUTORY DEMAND) issue any demand under s459E(1) of the Corporations Act 2001 (Cth) (or any analogous provision under any other law) against Party B;

                         (iii) (WINDING UP) apply for the winding up or dissolution of Party B;

                         (iv) (EXECUTION) levy or enforce any distress or other execution to, on, or against any assets of Party B;

                         (v) (COURT APPOINTED RECEIVER) apply for the appointment by a court of a receiver to any of the assets of Party B;

                         (vi) (SET-OFF OR COUNTERCLAIM) exercise or seek to exercise any set-off or counterclaim against Party B; or

                         (vii) (ADMINISTRATOR) appoint, or agree to the appointment, of any administrator to Party B,

                         or take proceedings for any of the above and Party A waives its rights to make those applications and take those proceedings."

                  "16.   REPLACEMENT CURRENCY SWAP

                  (a) If this Agreement or any Transaction under this Agreement is terminated, Party B must, at the direction of the Manager, enter into one or more currency swaps which replace the Transactions under this Agreement (collectively a "REPLACEMENT CURRENCY SWAP") but only on the following conditions:

                         (i) the Settlement Amount payable (if any) by Party B to Party A upon termination of this Agreement or any Transaction will be paid in full when due in accordance with the Supplementary Terms Notice and this Agreement;

                  (ii) the Designated Ratings Agencies confirm that the Replacement Currency Swap will not cause a reduction or withdrawal of the ratings of the Notes; and

                  (iii) the liability of Party B under the Replacement Currency Swap is limited to at least the same extent that its liability is limited under this Agreement.

                  (b) If Party B enters into the Replacement Currency Swap pursuant to paragraph (a) it must direct the Replacement Currency Swap provider to pay any upfront premium to enter into the Replacement Currency Swap due to Party B directly to Party A in satisfaction of and to the extent of Party B's obligation to pay the Settlement Amount to Party A as referred to in Section 16(a) and to the extent that such premium is not greater than or equal to the Settlement Amount, the balance must be satisfied by Party B as a Trust Expense.

                  (c) If Party B enters into a Replacement Currency Swap pursuant to paragraph (a), Party B must direct Party A to pay any Settlement Amount payable by Party A to Party B on termination of this Agreement or any Transaction directly to the Replacement Currency Swap provider as payment and to the extent of any premium payable by Party B to enter into the Replacement Currency Swap, in satisfaction of and to the extent of Party A's obligation to pay that part of the Settlement Amount to Party B.


         "(17) APPOINTMENT OF MANAGER: Party A acknowledges that under the Trust Deed Party B has appointed the Manager as manager of the Trust with the powers set out in and upon and subject to the terms of, the Trust Deed. Accordingly, subject to the terms of the Trust Deed, the Manager:


--------------------------------------------------------------------------------
                                                                         Page 15

                  (i) may arrange, enter into, and monitor Transactions, execute Confirmations and exercise all other rights and powers of Party B under this Agreement; and

                  (ii) without limiting the generality of the foregoing, the Manager shall, issue and receive, on behalf of Party B all notices, Confirmations, certificates and other communications to or by Party A under this Agreement."

(20)     New Sections 18 and 19 are added as follows:

         "18.     RATINGS DOWNGRADE

                  (i) If, as a result of the withdrawal or downgrade of its credit rating by a Designated Rating Agency, Party A has:-

                         (A) a long term credit rating of less than AA- by S&P and a short term credit rating of less than A-1+ by S&P; or

                         (B) a long term credit rating of less than A2 by Moody's or a short term credit rating of less than P-1 by Moody's; or

                         (C) a long term rating of less than A by Fitch and a short term credit rating of less than F1 by Fitch,

                         (and, in the case of Fitch, such a withdrawal or downgrade would, except for this Section adversely affect the rating of the Notes), Party A shall within:

                         (D) 30 Business Days of a downgrade of its long term credit rating by S&P to not lower than A- together with a downgrade of its short term credit rating by S&P to not lower than A-1, or the downgrade of its long term credit rating by Moody's to not lower than A3, or a downgrade of its short term credit rating by Fitch to not lower than F2; or

                         (E) 5 Business Days of any other such withdrawal or downgrade and for the avoidance of doubt, if Party A's long term credit rating by S&P is not lower than A- and Party A's short term credit rating by S&P is not lower than A-1, and Party A's long term credit rating by Moody's is not lower than A3, and Party A's short term credit rating by Fitch is not lower than F2, then paragraph (D) above shall apply and not this paragraph (E),


                         (or, in either case, such greater period as is agreed to in writing by the relevant Designated Rating Agency) at its cost alone and at its election:

                         (F) (in the case of paragraph (i)(D) only) lodge collateral pursuant to the terms of the Credit Support Annex that forms part of this
                                   Agreement:

                                   (i)      where that collateral is cash, to
                                            the Swap Collateral Account; or

                                   (ii) where that collateral is securities, to the [Trustee]

                                   and provided S&P and Fitch has affirmed the rating on the notes after reviewing the collateral to be lodged; or

                         (G) at the cost of Party A or in return for any monies payable to Party A in accordance with Clause 5.21 of the Supplementary Terms Notice (as the case may be), enter into an agreement novating this Agreement to a replacement counterparty proposed by any of Party A, Party B or the Manager (if any) and in respect of which each Designated Rating Agency


--------------------------------------------------------------------------------
                                                                         Page 16
                                   has confirmed will result in there not
                                   being a withdrawal or downgrade of any credit rating, assigned by it, to the Notes; or

                         (H) enter into such other arrangements which each Designated Rating Agency has confirmed will result in there not being a withdrawal or downgrade of any credit rating assigned by it to the Notes.

                  (ii) Where Party A procures a replacement counterparty in accordance with Section 18(i)(G) above, each party to this Agreement shall do all things reasonably necessary to novate the relevant rights and obligations to the replacement counterparty.

                  (iii) For the purposes of this Section 18, SWAP COLLATERAL ACCOUNT means an account established by Party B with an Approved Bank outside Australia

























--------------------------------------------------------------------------------
                                                                         Page 17

Please confirm your agreement to the terms of the foregoing Schedule by signing below.

JPMORGAN CHASE BANK                                   PERPETUAL TRUSTEES CONSOLIDATED LIMITED as
                                                      trustee of Crusade Global Trust No. 2 of 2003

By:                                                   By:
            ------------------------------------                  ---------------------------------------

Name:                                                 Name:

Title:                                                Title:



CRUSADE MANAGEMENT LIMITED

By:
            ------------------------------------

Name:

Title:

























--------------------------------------------------------------------------------
                                                                         Page 18

                              CREDIT SUPPORT ANNEX

                             to the Schedule to the
                              ISDA Master Agreement

                                   dated as of

                                     between

                               JPMorgan Chase Bank

                                   ("Party A")

                                       and

       Perpetual Trustees Consolidated Limited (ABN 81 004 029 841) in its
         capacity as trustee of the Crusade Global Trust No. 2 of 2003
                                   ("Party B")

                                       and

                           Crusade Management Limited
                              (ABN 90 072 715 916)
                                   ("Manager")


PARAGRAPH 11 - ELECTIONS AND VARIABLES

(a)      Base Currency and Eligible Currency.
         -----------------------------------

         (i)   "Base Currency" means U.S. Dollars.

         (ii)  "Eligible Currency" means the Base Currency.

(b)      Credit Support Obligations.
         --------------------------

         (i)   Delivery Amount, Return Amount and Credit Support Amount.

               (A)  "Delivery Amount" has the meaning specified in Paragraph
                    2(a).

               (B)  "Return Amount" has the meaning specified in Paragraph 2(b).

               (C) "Credit Support Amount" means for any Valuation Date will be the greatest of the amounts as calculated by Party A in accordance with either:

                    (1)  paragraph (I) below as required by Moody's,
                    (2)  paragraph (II) below as required by S&P or
                    (3)  paragraph (III) below as required by Fitch

                    in each case to ensure the rating on the Class A Notes is not reduced, downgraded or withdrawn by the relevant agency.

                    For the purposes of paragraph (C) above, the Credit Support Amount will be calculated as follows:

                    I.   Moody Credit Support Amount

                         With respect to Party B as the Transferee the greater amount of:,


--------------------------------------------------------------------------------
                                                                        Page (1)

                            (1)   Zero or,
                            (2) the Peak Exposure for that Valuation Date plus the Additional Spread.

                         For the purposes of (I) above,

                         "PEAK EXPOSURE" means the amount equal to Party B's maximum credit exposure in the Base Currency in respect of a Replacement Transaction entered into on a date one month after the Valuation Date, calculated by the Valuation Agent using a market standard swap credit exposure methodology to the Confidence Interval, as that methodology is updated to reflect, without limitation, the levels of volatility current as at the Valuation Time for USD-LIBOR-BBA and AUD-BBR-BBSW (each rate with a Designated Maturity of one month ) and the A$ - US$ forward exchange rates, and assuming that from that Valuation Date the Floating Rate Payer Amounts and Exchange Amounts are calculated on the basis that:

                    (A) the Call Option (as defined below) will not be exercised thereafter; and
                    (B) the A$ Equivalent of the aggregate of the Invested Amount of the Notes has an amortisation schedule based on a constant prepayment rate of 10% per annum thereafter,

                    as each of those terms are defined for the Transaction.

                    "CALL OPTION" means, for the purposes of subparagraph (A) of the definition of Peak Exposure, the call option granted to Party B in respect of the Notes pursuant to the Class A Notes Conditions.

                    "CONFIDENCE INTERVAL" shall be 99%.

                    "ADDITIONAL SPREAD" represents the excess of the Benefit Exposure over Party B's Exposure, as calculated on the same Valuation Date.

                    "BENEFIT EXPOSURE" means that amount equal to Party B's Exposure, except calculated on the basis that an additional spread of 0.25% is added to the spread on the USD side of the Replacement Transaction.

                    For the avoidance of doubt, the Additional Spread is intended to represent a maximum additional bid/offer spread of 25 basis points (as the case may be) running payable if the bid/offer swap rates quoted to the Transferee were adjusted from market rates to the benefit of the Reference Market-Makers.


                    II. S&P Credit Support Amount

                        The greater amount of:

                             (1)  Zero or,
                             (2)  CCR.

                        For the purposes of (II) above, the formula for calculating CCR is as follows.

                             CCR = CR x 1.030

                        where

                             CR means Party B's Exposure + VB


                             VB means the Volatility buffer that equals the amount of any given currency derived by taking the appropriate percentage of the Transaction's outstanding notional balance. See the following table (for the purposes of interpreting the table,



--------------------------------------------------------------------------------
                                                                        Page (2)

                         "Counterparty rating" the credit rating assigned to Party A by S&P and "Maturities" is the period from and including the date of calculation to but excluding the scheduled maturity of the last expiring Transaction outstanding under the Agreement):



                         VB. VOLATILITY BUFFER (%)


                         --------------------- -------------------- -------------------- -------------------
                         Counterparty rating   MATURITIES UP TO 5   MATURITIES UP TO     MATURITIES MORE
                                               YRS                  10 YRS               THAN 10 YRS
                         --------------------- -------------------- -------------------- -------------------
                         A+                    1.05                 1.75                 3.00
                         --------------------- -------------------- -------------------- -------------------
                         A                     1.35                 2.45                 4.50
                         --------------------- -------------------- -------------------- -------------------
                         A-1                   1.50                 3.15                 6.00
                         --------------------- -------------------- -------------------- -------------------

                    III. Fitch Credit Support Amount

                         The greater amount of:

                             (1)   Zero or,
                             (2)   CCR.

                         For the purposes of (III) above, the formula for calculating CCR is as follows.

                             CCR = CR x 1.000

                         where


                             CR means Party B's Exposure + VB


                             VB means the Volatility buffer that equals the amount of any given currency derived by taking the appropriate percentage of the Transaction's outstanding notional balance. See the following table (for the purposes of interpreting the table, "Counterparty rating" is the short term credit rating assigned to Party A by Fitch and "Maturities" is the period from and including the date of calculation to but excluding the scheduled maturity of the last expiring Transaction outstanding under the Agreement):

                             VB. VOLATILITY BUFFER (%)


                             --------------------- -------------------- -------------------- -------------------
                             Counterparty rating   MATURITIES UP TO     MATURITIES UP TO     MATURITIES MORE
                                                   5 YRS                10 YRS               THAN 10 YRS
                             --------------------- -------------------- -------------------- -------------------
                             F2                    4.75                 5.25                 6.50
                             --------------------- -------------------- -------------------- -------------------


                         provided, however, that the Credit Support Amount will be deemed to be zero whenever the calculation of the Credit Support Amount yields a number less than zero.


--------------------------------------------------------------------------------
                                                                        Page (3)

         (ii) Eligible Credit Support. The following items will qualify as "Eligible Credit Support":

-------------------------------------------------------------- ------------------------------ ---------------------
                TYPE OF ELIGIBLE CREDIT SUPPORT                  TIME REMAINING TO MATURITY    VALUATION PERCENTAGE
-------------------------------------------------------------- ------------------------------ ---------------------
Cash in an Eligible Currency                                   N/A                                    100%
-------------------------------------------------------------- ------------------------------ ---------------------
Negotiable debt obligations issued by the U.S Treasury         Not more than 1yr                      98%
Department                                                     More than 1yr (less than) 5 yrs        95%
                                                               More than 5 (less than) 10 yrs         93%
                                                               More than 10 yrs                       90%
-------------------------------------------------------------- ------------------------------ ---------------------
Agency Securities                                              Not more than 1yr                      97%
                                                               More than 1yr (less than) 5 yrs        94%
                                                               More than 5 (less than) 10 yrs         92%
                                                               More than 10 yrs                       89%
-------------------------------------------------------------- ------------------------------ ---------------------

               As used herein:

               "Agency Securities" means negotiable debt obligations which are fully guaranteed as to both principal and interest by the Federal National Mortgage Association, the Government National Mortgage Association or the Federal Home Loan Mortgage Corporation, but excluding (I) interest only and principle only securities and
               (ii) Collateralised Mortgage Obligations, Real Estate Mortgage Investment Conduits and similar derivative securities.

Notwithstanding the foregoing to the contrary, the Valuation Percentage with respect to all Eligible Credit Support shall be deemed to be 100% with respect to a Valuation Date which is an Early Termination Date.

         (iii) Thresholds.


               (A)  "Independent Amount" means with respect to Party A:  zero.

               "Independent Amount" means with respect to Party B: Zero.


               (B) "Threshold" shall not apply with respect to Party B and, with respect to Party A, shall mean the amounts determined on the basis of the lower of the Credit Ratings set forth in the following table.

               CREDIT RATING                                  THRESHOLD
               -------------                                  ---------

               (S & P / Moody's)                              Party A
               -----------------                              -------

               S & P: AA- and A-1+ or above                   Infinity

               and

               Moody's: A2 and P-1 or above                   Infinity

               and

               Fitch: A and F1 or above                       Infinity

               -----------------------------------------------------------------
               S & P: Below AA- and A-1+                      Zero

               or

               Moody's: Below A2 or P-1                       Zero

               or

               Fitch: Below A and F1                          Zero




--------------------------------------------------------------------------------
                                                                        Page (4)

         As used herein:
         ---------------

         "Credit Rating" means, with respect to (a) S & P, the rating assigned by S & P to the long-term or short-term senior unsecured debt of Party A (b) Moody's, the rating assigned to the short-term senior unsecured debt of Party A or the long-term senior unsecured debt of Party A (c) Fitch, the rating assigned to the short-term senior unsecured debt of Party A or the long-term senior unsecured debt of Party A.

         "S & P" means Standard & Poor's (Australia) Pty Limited) or its equivalent.

         "Moody's" means Moody's Investors Service Inc.

         "Fitch" means Fitch Australia Pty Limited.

               (C) "Minimum Transfer Amount" means, with respect to a party, USD250,000 provided, however, that if an Event of Default has occurred and is continuing with respect to a party, the Minimum Transfer Amount with respect to such party shall be US$0.

               (D) Rounding. The Delivery Amount and the Return Amount will be rounded up and down respectively to the nearest integer multiple of U.S.$10,000.

(c)      Valuation and Timing.

         (i) "Valuation Agent" means, for purposes of Paragraphs 2 and 4, the party making the demand under Paragraph 2, and, for purposes of Paragraph 5(c), the Transferee, as applicable, unless there has occurred and is continuing any Event of Default, Potential Event of Default or Termination Event with respect to a party, in such case the other party shall be the Valuation Agent.

         (ii)  "Valuation Date" means any Local Business Day.

         (iii) "Valuation Time" means the close of business in the place of location of the Valuation Agent on the Local Business Day preceding the Valuation Date or date of calculation, as applicable; provided that the calculations of Value and Exposure will, as far as practicable, be made as of approximately the same time on the same date.

         (iv) "Notification Time" means 1:00 p.m., Sydney time, on a Local Business Day.

(d) Exchange Date. "Exchange Date" has the meaning specified in Paragraph 3(c)(ii).


(e)      Dispute Resolution.


         (i) "Resolution Time" means 1:00 p.m., Sydney time, on the Local Business Day following the date on which the notice is given that gives rise to a dispute under Paragraph 4.

         (ii) Value. Notwithstanding the definition of "Value", the "Value" of any security enumerated in clause (b)(ii) above (referred to herein as "Government Obligations") shall be the Base Currency Equivalent of the sum of (I) (x) the mean of the high bid and low asked prices quoted on such date by any principal market maker for such Government Obligations chosen by the Disputing Party, or
               (y) if no quotations are available from a principal market maker for such date, the mean of such high bid and low asked prices as of the day, next preceding such date, on which such quotations were available, plus (II) the accrued interest on such Government Obligations (except to the extent Transferred to a party pursuant to any applicable provision of this Agreement or included in the applicable price referred to in (I) of this clause (e)(ii)) as of such date.

         (iii) Alternative. The provisions of Paragraph 4 will apply.

(f)      Distributions and Interest Amount.

         Interest Rate means, for any day, with respect to Eligible Credit Support in the form of USD, the rate set forth for that day opposite the caption "Federal Funds (Effective)" in the weekly statistical release designated "H.15(519)", or any successor publication, published by the Board of Governors of the Federal Reserve System.

--------------------------------------------------------------------------------
                                                                        Page (5)

         Provided, that, if the relevant Interest Rate source is unavailable for any reason, then the Interest Rate shall be as published by such source on the preceding Local Business Day, unless Party A and Party B agree on an alternative source.

         Transfer of Interest Amount. The transfer of the Interest Amount will be made monthly on the second Local Business Day of each calendar month.

(g)      Demands and Notices

         All demands, specifications and notices under this Annex will be made pursuant to the Notices Section of this Agreement, unless otherwise specified here:

         Party A:

         JPMorgan Chase Bank
         Collateral Middle Office
         24th Floor, Grosvenor Place
         225 George Street,
         Sydney
         NSW 2000
         AUSTRALIA

         TELEPHONE: 61-2-9220-3044
         FACSIMILE: 61-2-9220-3063

         Party B:

               Perpetual Trustees Consolidated Limited
               Attention:        Manager, Securitisation
               Address:          Level 7, 9 Castlereagh Street Sydney NSW 2000
               Telephone:        (02) 9229 9000
               Facsimile:        (02) 9221 7870

         All notices or communications to Party B to be copied to the Manager at the address below:

               Crusade Management Limited
               Attention:        Middle Office Compliance Manager
               Address:          Level 22, 55 Market Street, Sydney NSW 2000
               Telephone:        (02) 9320 5526
               Facsimile:        (02) 9320 5589

(h)      Other Provisions

         (i) Party A and Party B agree notwithstanding anything to the contrary set out within this Annex, Party B is under no obligation to make any transfer under this Annex in support of any Transaction under the ISDA Master Agreement. Party A will make any and all transfers required under this Annex in support of any Transactions undertaken under the ISDA Master Agreement. All references in this Annex to the "Transferor" will be to Party A and all corresponding references to "Transferee" will be to Party B.

         (ii) Party B will not at any time be expected to make any transfers to Party A save where Party B is under an obligation to Party A to deliver a Return Amount.

         (iii) Party B may only deal with the Credit Support Amount if directed to do so by the Manager and then only for the purpose of:

               (A)  novating obligations under this Agreement in accordance with
                    Section 18(i)(G) of the ISDA Master Agreement as amended by
                    Part 5 of the Schedule or entering into any


--------------------------------------------------------------------------------
                                                                        Page (6)
                    other arrangement in accordance with Section 18(i)(H)of the ISDA Master Agreement as amended by Part 5 of the Schedule;

               (B) refunding to Party A the amount of any reduction in the Credit Support Amount, from time to time and providing the Designated Rating Agencies have confirmed, in writing, that such refund will not result in a withdrawal or downgrade of any credit rating assigned by it to the Notes;

               (C) withdrawing any amount which has been incorrectly deposited into the Swap Collateral Account;

               (D) paying Taxes payable in respect of the Swap Collateral Account; or

               (E) funding the amount of any payment due to be made by Party A under this Agreement following the failure by Party A to make that payment.

         (iv) For the purposes of this Paragraph 11, "Swap Collateral Account" means an account established by Party B with an Approved Bank outside Australia.


Please confirm your agreement to the terms of the foregoing Paragraph 11 by signing below.




                                    JPMORGAN CHASE BANK


                                             By: _________________________
                                                 Name:
                                                 Title:




                                    PERPETUAL TRUSTEES CONSOLIDATED LIMITED
                                    ("Party B") under Power of Attorney
                                    dated      2003.


                                             By: _________________________
                                                 Name:

                                    In the presence of:


                                             By: _________________________
                                                 Name:



                                    CRUSADE MANAGEMENT LIMITED
                                    ("Manager") under Power of Attorney
                                    dated  _____ 2003


                                             By: _________________________
                                                 Name:

                                    In the presence of:

                                             By: _________________________
                                                 Name:



--------------------------------------------------------------------------------
                                                                        Page (7)